Exhibit 99.1

FIBERTOWER CONFIDENTIAL FiberTower Investor Day April 1, 2008 CTIA Wireless Show

2 FIBERTOWER CONFIDENTIAL Forward-Looking Statements This Presentation contains or may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. These forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, are identified by words such as “may,” “will,” “would,” “could,” “likely,” estimate,” “intend,” “plan,” “believe,” “expect,” or “anticipate” and other similar words and are dependent on certain events, risks and uncertainties that may be outside of the Company’s control. These forward-looking statements may include statements of management’s plans, objectives and expectations for the Company’s future operations and statements of future economic performance, the Company’s capital budget and future capital requirements, and the Company’s meeting its future capital needs. We do not guarantee that the transactions and events described in this Presentation will happen as described or that any positive trends noted in this Presentation will continue. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those identified in our confidential offering memorandum relating to the offering or described in the context of such forward-looking statements. We will not update forward-looking statements even though our situation may change in the future.

3 FIBERTOWER CONFIDENTIAL Agenda • Executive Overview 1:00 pm to 1:20 pm – Thomas Scott, CFO and Co-President • Operations 1:20 pm to 1:40 pm – Ravi Potharlanka, COO and Co-President • Sales 1:40 pm to 2:10 pm – Michael Casey, Vice President • Technology 2:10 pm – 2:30 pm – Michael Finlayson, Senior Vice President • Government/Regulatory 2:30 pm – 2:50 pm – Joseph Sandri, Senior Vice President • Finance 2:50 pm – 3:10 pm – Thomas Scott, CFO and Co-President • Investor Q&A 3:10 pm to 4:00 pm

FIBERTOWER CONFIDENTIAL Executive Overview Thomas Scott

5 FIBERTOWER CONFIDENTIAL Our Mission We enable new wireless broadband applications by removing backhaul bottlenecks to deliver more bandwidth to more places. Delivering more bandwidth to more places

6 FIBERTOWER CONFIDENTIAL What is Backhaul? • Backhaul is defined as the transport of voice and data traffic between a wireless carrier’s base station (cell site) and its mobile switching office • Traffic is transported over copper, fiber or fixed-wireless connections • Managing backhaul growth has become a top priority for US carriers Carrier Base Station Mobile Switching Office (provisioning, call routing, etc) Access Network Handset, PDA or Laptop Public Switched Telephone Network Backhaul Transport Methods Copper Fiber Fixed-Wireless/Microwave

Key Drivers in the Marketplace

- **Cell phone usage is growing**
  - Mobile broadband usage grew by 154% in 2007[1]
  - iPhone users are consuming 30x more bandwidth than the average cell phone user[2]
  - Top 5 carriers unveil unlimited voice plans; Sprint adds unlimited data
  - Sprint reports 110% increase in 2007 network tonnage due to connection cards
- **Cell sites and co-locations are increasing**
  - 225,000 cell sites in the US; 160,000 are on co-located towers/rooftops, up from 50,000 in the year 2000[3]
  - Analysts predict 18,000 to 25,000 new cell sites in 2008 due to AWS/WiMax
  - Current industry average is ~1 to 2 cell sites per tower/rooftop; predicted to grow to 3 or more cell sites per tower by 2011[4]
- **Additional spectrum is being deployed (AWS, 700 MHZ, WiMax)**
- **New entrants** (cable providers, satellite providers, public safety, Google)

1. Comscore 2007 / 2. T-Mobile Germany 2007 / 3. Skyline Research 2007 / 4.Light Reading 2006 Cable Backhaul Report

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FIBERTOWER CONFIDENTIAL

8 FIBERTOWER CONFIDENTIAL 4% 14% 1% 81% Copper Fiber/Cable Fixed-Wireless (self) Fixed-Wireless (outsourced) Backhaul Evolution: Fixed-Wireless and Fiber 2006 Copper 10% 15% 5% 70% Copper Fiber/Cable Fixed-Wireless (self) Fixed-Wireless (outsourced) 2011 Technology Breakdown $10 billion market Copper $3 billion market Sources: Stratsoft; New Paradigm; Internal Estimates Source: Internal estimates; Stratasoft ($10B) 2010, Skylight Research 2007 2006 2010

9 FIBERTOWER CONFIDENTIAL Corporate Overview • Providing backhaul services to six of the top eight US carriers • Hybrid fixed-wireless/fiber networks span 13 markets and carry ~14,000 T1s • Nationwide market share at ~1.5% and growing • Strategic partner with tower operators. Crown Castle is largest investor and is represented on our Board • Nationwide spectrum footprint includes 24 and 39 GHz spectrum assets Snapshot Founded: 2000 NASDAQ: FTWR Headquarters: San Francisco Employees: 214

Strong Business Fundamentals

Long-term recurring revenue 3-5 year contracts with leading wireless carriers	☑
Significant operating leverage & high incremental margins Operating costs are relatively fixed and network maintenance capex is low. Each additional T1 equivalent and/or carrier added to network yields meaningful margin contribution	☑
Rapidly-growing market with high barriers to entry Growth based on carriers' increasing wireless network traffic and utilization (3G, 4G). Backhaul services require valuable licensed spectrum or costly fiber trenching, as well as telco-class networking, real estate assets and specialized resources. First movers can lock up markets	☑
Outsourcing trend in wireless – Backhaul is latest component Carriers are comfortable with outsourcing tower ownership, co-locating on shared sites and outsourcing network engineering & construction - backhaul is latest outsourcing component	☑
High credit quality customers (major carriers)	☑
Low churn and low technology risk Long term contracts with automatic renewals and FiberTower is technology agnostic from an air interface perspective (CDMA, WCDMA, WiMax/OFDM)	☑

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FIBERTOWER CONFIDENTIAL

11 FIBERTOWER CONFIDENTIAL Growth and Momentum 692 2 $2.6M 195 1,197 2004 13 12 6 Markets 14,201 6,869 2,558 T1s 1,122 $6.2M 699 2005 1,594 $13.8M 1,804 2006* 3,511 $27.1M 3,851 2007 Billing Locations Revenues Location Backlog Item *As a result of the First Avenue/FiberTower merger, First Avenue’s network of 79 deployed sites and 497 billing T-1s were added during 2006

12 FIBERTOWER CONFIDENTIAL Key 2007 Accomplishments • Doubled T1s and nearly doubled service revenues • Ended 2007 with firm commitments on ~7,400 customer locations compared to ~3,400 commitments at the end of 2006 • Delivered on public commitments – Ended year with ~$228 million in cash vs. $215 million target – Spent $105 million in capex vs. $100 million target – ($52 million) in EBTIDA loss vs. ($50 million) target • Launched Ethernet for Sprint Xohm in Q3

FIBERTOWER CONFIDENTIAL Operations Ravi Potharlanka

14 FIBERTOWER CONFIDENTIAL Market Presence Cleveland Boston NY/NJ SAW Dallas Denver DC Houston Detroit Chicago Tampa/Ft. Myers Pittsburgh Atlanta

15 FIBERTOWER CONFIDENTIAL Value Proposition • Substantial savings at high demand sites, enhanced by contract term COST SAVINGS NETWORK QUALITY SCALABILITY CUSTOMER SERVICE • Focused network, customized operations • Availability, MTTR, and On Time Provisioning • Pre-provisioned or immediate upgradability • Efficient capacity management tools • Market and regional relationships • One customer segment

Network Overview


FiberTower Site (tower or rooftop)
Customer Location (tenant/carrier)
Sprint
ATT
Sprint
TMO
Sprint
ATT
ATT
VZW
Sprint
ATT
Sprint
ATT Sprint
VZW
Sprint
MetroPCS
VZW
Fixed-Wireless
Leased or Dark Fiber
FTWR Fiber Exchange
Point (FEP)
MetroPCS Mobile
Switching Center
Sprint Mobile
Switching Center
TMO Mobile
Switching Center
Verizon Mobile
Switching Center
ATT Mobility
Switching Center
End-to-End Solution (base station to mobile switching center)

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FIBERTOWER CONFIDENTIAL

17 FIBERTOWER CONFIDENTIAL 2007: Year in Review • Increased concentration in existing markets – Selling into the network (backlog) – Billing locations and billing T1s – Driving T1 density per site • Differentiation in marketplace – Network uptime – Mean time to repair – On time provisioning – Scalable bandwidth • Ethernet Launch – Service live in 2 cities – Internal processes

18 FIBERTOWER CONFIDENTIAL Billing Customer Locations 1,804 2,206 2,819 3,252 3,851 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Q4 2006 Q107 Q207 Q307 Q407 YoY Growth = 113%

19 FIBERTOWER CONFIDENTIAL 6,869 8,323 10,207 12,030 14,201 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Q4 2006 Q107 Q207 Q307 Q407 T1 Growth • Q4 2007 saw the highest T1 increase in our history YoY Growth = 107%

20 FIBERTOWER CONFIDENTIAL Driving Site-Level Concentration 67% 70% 75% 75% 76% 60 65 70 75 80 Q406 Q107 Q207 Q307 Q407 % of deployed sites that are billing Expect this number to ramp throughout 2008 $1,236 $1,231 $1,264 $1,317 $1,421 $1,100 $1,200 $1,300 $1,400 $1,500 Q406 Q107 Q207 Q307 Q407 Average monthly revenue per site

21 FIBERTOWER CONFIDENTIAL “T1s Per Site” Trends 8.4 13.4 0 5 10 15 20 25 30 Q406 Q407 T1s per Top 200 Sites 12.7 21.3 0 5 10 15 20 25 30 Q406 Q407 T1s per Top 100 Sites 10.7 18.1 0 5 10 15 20 25 Q406 Q407 T1s per Top 500 Sites YoY Growth = 60% YoY Growth = 69% YoY Growth = 68%

22 FIBERTOWER CONFIDENTIAL 2008 Focus Areas • Driving sales and T1 activations in existing markets – Position to get to Field EBITDA positive • Cost management • Continued focus on quality and customer service • Expand Ethernet offering in other markets

FIBERTOWER CONFIDENTIAL Sales Michael Casey

24 FIBERTOWER CONFIDENTIAL Current Sales Environment • Backhaul problem is front and center with top executives – Data presents a “complete decoupling of traffic and revenues” – Recent unlimited offerings will put more pressure on backhaul network – Carriers reporting spikes in network tonnage and data usage – Carriers are looking to future-proof their sites for growth (i.e. Ethernet or other higher capacity services) • Competing with the LEC – Fiber, cable or other microwave providers are not prevalent in our markets – Decision comes down to network reliability, scalability, deployment/provisioning time and cost – Carriers want a long term solution, not just another T1.

25 FIBERTOWER CONFIDENTIAL Sales Backlog • Expect to continue to sell 9-12 months forward 1,594 2,020 3,511 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Q4 2006 Q2 2007 Q4 2007 YoY Growth = 120% Customer Locations (i.e. base stations)

26 FIBERTOWER CONFIDENTIAL Customer Update: Revenue/Market Diversification 57% 70% 88% AT&T 19% 14% 9% Sprint Nextel 13% 7% 2% T-Mobile 11% 9% 0% Other 2006 2005 2007 % of Revenues 6 3 Verizon Wireless 4 3 MetroPCS 9 9 AT&T 13 10 Sprint Nextel 12 9 T-Mobile 1 1 Leap Dec 2007 Dec 2006 # of FiberTower Markets

27 FIBERTOWER CONFIDENTIAL Why Carriers Choose FiberTower • Customer Focus and Responsiveness – Small enough to work as partners – Provide them with actionable intelligence through our monitoring applications and tower database • Network Reliability – Availability exceeds what they typically get from the LEC • Scalability – We provide a long term solution to accommodate future growth • Cost – Currently at 15% to 30% discount to the LEC – Microwave is cheaper to deploy than fiber, so they see us as long term partners

FIBERTOWER CONFIDENTIAL Technology Michael Finlayson

Fixed-Wireless/Fiber Network


FiberTower Site (tower or rooftop)
Customer Location (tenant/carrier)
Sprint
ATT
Sprint
TMO
Sprint
ATT
ATT
VZW
Sprint
ATT
Sprint
ATT Sprint
VZW
Sprint
MetroPCS
VZW
Fixed-Wireless
Leased or Dark Fiber
FTWR Fiber Exchange Point (FEP)
MetroPCS Mobile Switching Center
Sprint Mobile Switching Center
TMO Mobile Switching Center
Verizon Mobile Switching Center
ATT Mobility Switching Center
End-to-End Solution (base station to mobile switching center)

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FIBERTOWER CONFIDENTIAL

30 FIBERTOWER CONFIDENTIAL Network Upgrades and Impact on Backhaul 0 5 10 15 20 25 30 35 40 2G 3G 4G 2008 2010 WiMax LTE DO Rev A HSDPA 2-4 T1s 4-6 T1s 12 Mb Eth 6 Mb Eth 14 Mb Eth 18 Mbps or 11 T-1 equivalents* 30 Mbps or 19 T-1 equivalents* Multiple Sources: Light Reading Research Panel: “Bringing Backhaul Connectivity to Cell Site” April 2007 and Internal Estimates CDMA 1xRTT WCDMA Total Bandwidth Requirements/Tower

31 FIBERTOWER CONFIDENTIAL Carrier Ethernet Overview • Ethernet makes up only 1% of worldwide mobile backhaul equipment sales. Projected to reach 41% of equipment sales by 2011 • Talking to all carriers about Ethernet, but Sprint 4G (XOHM) is ideal because of Greenfield deployment • TDM will continue to dominate for most services • TDM-like Ethernet has entered the market • Enhance sophistication of RAN gear will allow the optimization of Ethernet in years to come • Carriers will meet the non-trivial challenge of managing Ethernet, not just acquiring it

32 FIBERTOWER CONFIDENTIAL Carrier Ethernet Service Defined by Metro Ethernet Forum UNI: Standard Ethernet interface that is the point of demarcation between the customer equipment and the service provider’s MEN EVC: An instance of association of two or more UNIs that helps conceptualize the service connectivity – frames can only be exchanged among the associated UNIs Metro Ethernet Network (MEN) Customer Edge (CE) User Network Interface (UNI) User Network Interface (UNI) Customer Edge (CE) Ethernet Virtual Connection (EVC) Service Attributes

33 FIBERTOWER CONFIDENTIAL Ethernet Service Offering • Description – Cost-effective Ethernet transport solution (Ethernet Virtual Private Line - EVPL) – Expandable in 1.5Mb/s bandwidth increments to meet traffic demands – Proper fit / function to carriers needs in 2008 / 2009 • Physical Interfaces – Cell Site User Network Interface (UNI) 10/100 Base-TX & 100Base-FX – MSC User Network Interface (UNI) Gigabit Ethernet (GigE) • Service Options – Pt-to-Pt Ethernet Virtual Circuit (EVC) with VLAN Tagging – Pt-to-Pt Ethernet Virtual Circuit (EVC) with CE-VLAN Bundling & Pass-thru – Single Class of Service with Guaranteed bandwidth (CBR) • Key Performance Specifications: – TDM equivalent availability – Mean Time to Repair – 4 hours – Packet Loss - less than 6.25x10-5% – One-way latency – less than 8 ms – Packet Delay Variation - less than 1ms • Service differentiation through active management

FIBERTOWER CONFIDENTIAL Regulatory and Government Joseph Sandri

35 FIBERTOWER CONFIDENTIAL Wide Area Spectrum Assets 39 GHz FiberTower Wide Area Spectrum 24 GHz

36 FIBERTOWER CONFIDENTIAL Wide Area Spectrum Assets • Spectrum portfolio valued at $342 million • 39 GHz footprint covers 99% of the US • 24 GHz footprint covers the top 77 markets • Over 3,000 point-to-point spectrum licenses – Access to common carrier bands: 6, 10, 11, 18 and 23 GHz

37 FIBERTOWER CONFIDENTIAL Spectrum Assets Update 103 of 104 licenses expire in 2011, the other expires in 2015 Legacy (RSAs) BEAs Totals Licenses Licenses Licenses Total Pops Unprotected Pops Total Protected Not 2007 323 110 213 - 323 308,401,452 149,825,340 2008 1 1 - - 1 320,756 - 2009 13 7 6 - 13 11,694,119 5,137,083 2010 2 1 1 352 354 819,024,810 819,024,810 2011 62 1 61 - 62 55,362,825 55,362,825 1,196,820,698 1,030,866,053 24 GHz 39 GHz • 90% spectrum pops (in 24 and 39 GHz spectrum) expire in 2010 - 2011 • We filed renewal applications for 39 GHz licenses that expired in 2007. Those licenses represent ~10% of our wide-area spectrum pops – Renewal applications which remain pending – In Top 50 markets we satisfied safe harbor requirements for guaranteed renewal – Outside of Top 50, we believe we satisfied substantial service requirements although FCC precedent yet to be established

38 FIBERTOWER CONFIDENTIAL 700 MHz Recap: What it Means for FiberTower • Strict construction requirements: Carriers must start building quickly – Example: Build 35% within 4 years • $19.6 Billion spent on commercial spectrum. Blocks A, B, C & E – Verizon- $9.3 billion. • Won the nationwide C-block, and 195 million pops in A and B – AT&T- $6.6 billion. • 175mm POPs of B-block. AT&T also bought 196 million pops from Aloha Partners, contiguous to the B block, in October for $2.5 billion – MetroPCS- $313 million • 8 million pops, most of it on another 12 MHz in Boston – US Cellular - $305 million • A and B block licenses, mostly in the Midwest or small markets – Echostar- $712 million • 217 million pops in the 6 MHz E block. Might combine with ATC satellite spectrum. • The D-block (public safety) auction failed – Re-auction with new rules soon, possibly by 4Q 2008

39 FIBERTOWER CONFIDENTIAL Pending Matters • Pole attachment proceeding – Proposition: Fixed wireless gear attachments to utility poles at the low rates that cable and LECs enjoy • Example: $12 per month – FCC Order expected within 1 year • Federal strategic spectrum plan – Just released (March 2008) – Proposition:Executive branch identified new or expanded uses for 24 GHz and 39 GHz • Fixed wireless developments – Accelerated usage in 11 GHz and other bands • Some speculative – FCC considering licensed access to TV White Space

FIBERTOWER CONFIDENTIAL Finance Thomas Scott

41 FIBERTOWER CONFIDENTIAL Revenue Growth • Accelerating T1 activation in 2007 will lead to doubling of reported revenues in 2008 • 2008 revenue low risk based on 2007 sales success $6,227 $13,763 $5,420 $6,191 $7,624 $8,269 $27,144 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2005 2006 Q107 Q207 Q307 Q407 2007

42 FIBERTOWER CONFIDENTIAL Capital Efficiency: Co-locations • Fifth consecutive quarterly increase in billing carriers per site – Co-locations give us greater flexibility in managing our capital spend – ~$70,000 for new site build vs. ~$2,000 to $3,000 colo add • Majority of near-term commitments will be co-locations Billing Carriers (Customer Locations) per FiberTower Site 1.37 1.38 1.53 1.63 1.79 1.2 1.3 1.4 1.5 1.6 1.7 1.8 1.9 Q406 Q107 Q207 Q307 Q407

43 FIBERTOWER CONFIDENTIAL Cash Management $342,000 $342,000 Spectrum $542,585 $415,778 $955,555 $240,799 $228,230 As of 12/31/07 $542,656 $403,759 $1,216,478 $171,612 $365,427 As of 12/31/06 Total Liabilities Property and Equipment, net Total Assets Senior Secured Convertible Notes Cash, Cash Equivalents and CDs Balance Sheet (000) • Cash consumption in 2007 was less than $150 million target • Projected to exit 2008 with over $100 million in cash – 2008 capex projected at approximately $75 million – EBITDA losses projected at $40 million – Targeting corporate EBITDA+ in 2009

44 FIBERTOWER CONFIDENTIAL 2008: Where We Are and Where We’re Going • Well positioned for current backhaul trends – Future proof and flexible backhaul solutions will remove backhaul bottlenecks and support 3G and 4G growth • Transforming backlog into revenue • Increasing sell-through on our existing inventory of deployed sites • Planning to achieve field (market) EBITDA positive across all markets by mid 2008 • Reducing corporate EBITDA losses to ~$40m from $50m in 2007 • Focusing on cash management to exit 2008 with significant liquidity in excess of $100 million

FIBERTOWER CONFIDENTIAL Q&A